Exhibit 99.1
Investor Presentation August 2006

Business Review Strategic Acquisitions Low or No Capital Improvement Initiative Centralized Organization Capital Driven Organic Growth GE Acquired Salt Lake City & Mandan Acquired 2001 2002 2003 2004 2005 2006 Debt Reduction Strengthen Management Team Crude Flexibility

Business Review Tesoro has moved from single focus on debt reduction to balanced use of free cash flow Currently 32% debt:cap and will continue to focus on balanced use of cash Strategic growth based capital projects Stock buyback, and Dividend $2.1 B of debt after purchase of Golden Eagle, 68% debt:cap New, centralized management team is entering its second year of natural working teams Lowering feedstock costs Optimizing channels of trade Broad selection of high return, organic growth projects

Tesoro's Refining System Kenai, Alaska 72 mbpd 4.9 complexity Key product : Jet Anacortes, Washington 115 mbpd 8.2 complexity Key product : Gasoline Mandan, North Dakota 58 mbpd 7.8 complexity Key product : Gasoline & Diesel Salt Lake City, Utah 58 mbpd 6.3 complexity Key product : Gasoline & Diesel Martinez, California 166 mbpd 13.5 complexity Key product : CARB Gasoline Kapolei, Hawaii 94 mbpd 4.5 complexity Key product : Jet

Who We Are 2nd largest refiner in the Western US Operate in a region with highest historical market spreads Connected assets allows optimization of products into highest value markets Product transfer between Anacortes, California, Hawaii, Alaska and Salt Lake City Global trading offices: Singapore, Calgary, Long Beach, Denver and San Antonio Unique product areas: production matched to demand Refinery production is matched to area consumption Alaska/Hawaii: Jet California: Gasoline

Crude Envelopes Canada South America Far East Alaska Hawaii

Crude Strategy - New Value Canadian crude leverage 2005, opened Calgary office Provides upstream visibility Pipeline connections to Anacortes, Salt Lake City and Mandan Future waterborne access expected Williston basin reserves growing (Mandan crude supply) Denver office provides lease-level purchasing ability Mid-Continent/Canadian Supply Pacific Rim Supply Ability to optimize and share supply among multiple facilities Waterborne access to worldwide crude production South American grades Far East Middle East Africa Singapore supply office provides Far East visibility

Market Fundamentals

$0 $8 Source: Platts / OPIS Gulf Coast 3:2:1 Crack $1 $2 $3 $4 $5 $6 $7 1987-1990 PHASE II 1982-1986 PHASE I 1991-1999 PHASE III 2000-2004 PHASE IV $ per barrel Low Utilization Commodity Gasoline Unleaded Gasoline Oxygenates Required Expansion Commodity Gasoline Full Utilization Regional Specs Import Dependence U.S. Refining Margins Have Exhibited 4 Major Phases Since Decontrol

U.S Imports Have Grown Since Refineries Reached Full Utilization 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Imports 294 382 448 398 444 462 435 404 333 335 274 376 313 502 509 520 599 650 752 809 885 947 1098 Utilization 71.7 76.2 77.6 82.9 83.1 84.4 86.3 87.1 86 87.9 91.5 92.6 92 94.1 95.2 95.6 92.6 92.6 92.6 90.7 92.6 93 90.425 mbpd % Capacity 1983 1990 2000 2005 1995 Full Utilization 5% Demand 12% Demand Source: EIA

Import Sources Have Changed due to Reformulated Gasoline Requirements 1996 2005 Europe 28.5 39.5 Latin America 40.5 22.8 Canada 18.6 15.7 Other 12.4 22 % Total Imports Source: EIA

The Volume Loss from the Switch from MTBE to Ethanol will Increase Imports Even More 2006 2007 2008 2009 2010 2011 2012 -94 -130 -18 94 140 179 184 mbpd Out of balance until 2008 Source: EIA

2000 2001 2002 2003 2004 2005 ex 4Q Domestic 104 105 118 101 127 128 135 Foreign 15 34 29 54 60 57 63 12 % Demand 8 % Demand West Coast Gasoline Demand is Driving Higher Imports mbpd Source: EIA 2005 excluding 4Q

2000 2001 2002 2003 2004 2005 2006 YTD % Crude 55.2 56 57.2 54.6 55.2 53.3 53.6 Source: CEC Declining California Gasoline Yields due to MTBE Phaseout Have Caused Imports to Increase MTBE Phaseout % of Crude Runs

2000 2001 2002 2003 2004 2005 ex 4Q Europe 1 8 6 4 14 12 14 Far East 7 17 14 18 11 13 12 South America 2 3 2 3 5 7 8 Canada 4 3 3 14 23 18 20 Middle East 0 2 4 13 6 7 9 Africa 0 0 1 2 0 1 1 4% Demand West Coast Foreign Gasoline Imports Source: EIA MTBE Phaseout 2005 excluding 4Q

1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Demand 6539 6622 6693 6831 7034 7206 7336 7328 7235 7188 7268 7476 7601 7789 7891 8017 8253 8431 8472 8610 8848 8935 9063 9125 Inflation Adj. Prices 2.04 1.88 1.77 1.72 1.31 1.31 1.27 1.35 1.49 1.42 1 1.3 1.3 1.3 1.4 1.4 1.16 1.3 1.6 1.5 1.39 1.55 1.8 2.2 Source: EIA Gasoline Demand has Grown Steadily, Except from 1989-1991 Demand (mbpd) Price (c/gal)

J F M A M J J A S O N D Demand Change 0.804135554 -0.452591084 -0.3 0.043830813 0.84976577 0.622184081 1.00459549 1.361638255 -1.308929562 -0.923381335 1.358365544 0.8 Price 187.5 195.3 212 228.4 220.5 219.8 233.3 252.9 295.1 276.5 230.3 222.9 2005 Gasoline Demand Growth Occurred during Periods of Price Stability Source: EIA Demand Change (%) Retail Price (c/gal)

O&G A O&G A O&G A O&G A O&G A Crude 251 757 612 896 978 1288 578 708 2800 4732 Conversion 878 1518 378 421 217 276 244 284 733 1254 Hydrotreating 924 924 1676 2635 339 358 318 336 558 581 2007 2008 2009 2010 Source: Oil & Gas Journal More Projects have been Announced Than Will be Built mbpd Oil and Gas Journal, Published Programs Announced Programs

Major Construction Cost Inflation will Delay Projects Labor Compressors Pumps Exchangers Columns Pipe % change 16.8 25 35 50 60 89 2005-2003 (% Change) Source: Project Management Institute

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Actual 4.76 4.79 3.66 5.1 6.75 11.89 TSO Base 11.89 6.98 7.23 7.72 7.96 8.28 8.37 TSO Base + Announced New Capacity 11.89 6.81 7.16 7.16 6.47 6.7 4.4 TSO Base + Lower Demand Growth 11.89 6.49 6.34 6.34 6.07 5.98 5.59 Source: Platt's/ Tesoro Gulf Coast 3:2:1 Crack $/bbl

Global Trends U.S. import dependence has contributed to high refinery margins New refinery projects are not sufficient to meet product demand growth in the near term U.S. gasoline demand growth can continue even at relatively high prices The 2005 energy bill will result in a net volume loss through 2008 Refinery margins should continue at higher than historic levels through 2010 The West Coast is tied to both the Gulf Coast and the international markets for gasoline

Why Tesoro

Tesoro Investment Considerations Organizational effectiveness drive continues New capital-driven organic growth opportunities in the system Assets have real potential to capture new value Access to Canadian Crudes Existing pipeline to three refineries Future waterborne access to an additional three Reliability - constant trend of higher production capabilities Marketing - upgrading channel mix and expanding product offtake to drive higher utilization High quality octane components for CARBOB production are in tight supply since the removal of MTBE Tesoro maximizes premium component potential by moving product between markets Balanced position on premium gasoline components

Canadian Crude Incremental Product Supply to the West Coast Tesoro Investment Considerations Organizational talent, flexibility, logistics and proximity to Canada driving additional crude optimization opportunities West Coast markets should retain premium to USGC and East Coast Incremental high octane components sourced from Europe Europe

2006 Capital Update Announced Capital Budget Cancellation of Anacortes Coker Net Change of Delayed/ Additional Projects Additional Regulatory Projected 2006 Capital Spend Slice 1 670 630 Slice 2 609 609 613 Slice 3 61 4 17 Slice 4 Slice 5 ( ) In millions

2006 Capital Update Cancellation of Anacortes coker project Project write-off cost estimated to be $15 - $25 million Reduction of 2006 capital spend of $61 million Estimated 2006 EBITDA from project was $30 million Still going forward with sulfur handling project $55 Million and expected to be complete in 4Q '07 Increases ability to run more heavy and sour crude oil Golden Eagle coker expected on-line in 4Q07 Projected cost of $415 million Fulfills abatement order from Bay Area air quality 2007 Capital plan is under review Anticipated full budget disclosure late 2006

Golden Eagle Coker Modification Update Modification of existing fluid coker to a delayed provides both environmental and economic benefits Environmental Fulfills consent decree with air quality regulators Reduces emissions Economic Drivers Required turnaround maintenance extended to every 5 years vs. current requirement of every 3 Turnarounds reduced from 55 days to 35 days Routine maintenance reduced $3 - $5 million/year Significant return versus alternative flue gas scrubber technology ($256 MM with no economic benefit)

2006 Capital Update - Strategic Organic Growth Projects Project Benefits 2007 Incremental EBITDA Golden Eagle Control Room Modernization Golden Eagle Amorco Wharf Expansion Hawaii Ultra Low Diesel Optimization Anacortes Fluid Cat Cracker Optimization Improved unit reliability Improved communication between operating areas Advanced process control & optimization Potential for 100% waterborne crude Reduced demurrage Improved measurement accuracy Sole producer of ULSD on the islands Increased sulfur recovery capability Improved fuel efficiency Improved product recovery from refinery fuel system $10 - $20 Million $30 - $50 Million $10 - $ 20 Million $3 - $6 Million

First Call Free Cash Flow (1) Reported earnings of $7.20 and EBITDA of $1,213 in 2005 includes special items totaling $64 million (after-tax). See appendix for reconciliation to reported GAAP results.

Consistent With Our Peer Group 2002 2003 2004 2005 TSO -0.004 0.0762 0.171 0.232 VLO 0.0346 0.083 0.18 0.232 SUN 0.0075 0.1304 0.213 0.312 TSO VLO SUN 0.5 0.5 1.4 Return on Capital Employed EBITDA per Barrel of Throughput Dividend Yield, annualized Defined as: (Avg. debt+Avg shareholders' equity)/(1-tax rate)(Net earnings+income tax provision+interest expense). Using company reports on Form 10-K. Based on stock price at 08/03/06 2Q05 3Q05 4Q05 1Q06 TSO 1490 1931 2291 2320 VLO 1944 2201 2584 2636 SUN 1683 2036 2210 2167 12-month rolling average. EBITDA and throughput for peers are taken from reports on Form 10-K and 10-Q, and is calculated in a similar manner as Tesoro's calculation. TSO VLO SUN 4.04 4.75 4.57 Share Repurchase as % of Market Cap Based on authorized and announced programs and stock price at 08/01/06

Appendix

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward- looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Who We Are 2nd largest refiner in the Western US(1) Chevron Tesoro BP Flint Hills East 602 563 498 475 (2) Source: OPIS/Platts Operate in a region with highest historical market spreads(2) mbpd 2003 2004 2005 2006 YTD USGC 4.58 6.47 10.82 13.39 Group 3 6.66 8.04 12.06 15.93 West Coast 12.3 18.28 20.18 24.55 $/bbl (1) Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN as reported by EIA as of January 1, 2005 for companies other than Tesoro.

Golden Eagle Coker Modification, Crude Dynamics Year 1 2 3 4 5 6 7 8 9 10 % Crude 48.5 48.5 48.5 48.5 48.5 48.5 48.5 48.5 48.5 48.5 mbpd Delayed Coker Run Rate Fluid Coker Run Rate

Reconciliation of EPS and EBITDA to GAAP Accounting